SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 30, 2004


                       EASTERN AMERICAN NATURAL GAS TRUST
           (Exact name of each Registrant as specified in its Charter)


     Delaware (State or other Jurisdiction of Incorporation or Organization)


                                     1-1174
                            (Commission File Number)


                                   36-7034603


                        (IRS employer identification no.)


                              The Bank of New York
                          c/o BNY Midwest Trust Company
                       2 North LaSalle Street, Suite 1020
                             Chicago, Illinois 60602


        Registrant's telephone number, including area code: 312-827-8553

ITEM 12. Results of Operations and Financial Condition.

     (a) On April 29, 2004, Eastern American Natural Gas Trust (the "Trust") issued a press release announcing that the gas volume estimates of net proved reserves attributable to the Trust's royalty and term net profits previously provided to the Trust and reported in the Trust's annual report on Form 10-K for the year ended December 31, 2003, are incorrect. The text of the press release is included as Exhibit 99.1.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EASTERN AMERICAN NATURAL GAS TRUST

                                    By:  The Bank of New York, not in its
                                         individual capacity, but solely as
                                         Trustee of the Eastern American Natural
                                         Gas Trust.


                                    By: /s/ Eric Lindahl
                                        ----------------
                                            Eric Lindahl
                                            Agent
Date: April 30, 2004


Exhibit Index
Exhibit Number          Description
--------------          -----------

99.1                    Press Release of Eastern American Natural Gas Trust

EXHIBIT 99.1

                                  Press Release

                              For Immediate Release
                                    04/29/04


   EASTERN AMERICAN NATURAL GAS TRUST Announces Intention to File Amended Annual Report for 2003 to Correct Gas Volume Estimates of Reserves Attributable to Its
                              Net Profits Interests


     Charleston, West Virginia, April 29, 2004- - EASTERN AMERICAN NATURAL GAS TRUST (NYSE-NGT) (CUSIP No. 276217106) (the "Trust") announced today that the gas volume estimates of net proved reserves attributable to the Trust's royalty and term net profits interests (respectively, "Royalty NPI," "Term NPI," and collectively, "NPI") previously provided to the Trust and reported in the Trust's annual report on Form 10-K for the year ended December 31, 2003, are incorrect.

     The Trust has been informed of the following by the independent petroleum consultant who provided the Trust with the gas reserve information reported in the Trust's 2003 annual report:

     o that the figures for the gas volume estimates of net proved reserves attributable to the Trust's NPI that were so provided and reported were provided and reported without being reduced to reflect expenses attributable to the Trust's NPI;

     o that the incorrect estimates so provided and reported relate only to the gas volume estimates of net proved reserves attributable to the Trust's NPI and not to the corresponding estimates of future net cash inflows and their present value at 10% attributable to the Trust's NPI that the independent petroleum consultant provided to the Trust and that were reported in the Trust's annual report for 2003; and

     o that these estimates of future net cash inflows and their present value at 10% that were so provided and reported were provided and reported after being reduced to reflect expenses attributable to the Trust's NPI.

     The Trust, after consultation with its independent auditors, understands that except as noted below in connection with Note 7 to the Financial Statements, titled "Supplemental Reserve Information (Unaudited)," the portions of the financial statements and related notes that were audited and that were published in the annual report for 2003, including the Statements of Assets, Liabilities and Trust Corpus as of December 31, 2003 and 2002, Statements of Distributable Income for the years ended December 31, 2003, 2002, and 2001, Statements of Changes in Trust Corpus for the years ended December 31, 2003, 2002 and 2001, are not impacted by the above referenced incorrect information. The Trust has been informed, however, that the above referenced incorrect information does impact Note 7 to the Financial Statements, titled "Supplemental Reserve Information (Unaudited)."

     After receipt of final revised estimates from the Trust's independent petroleum consultant upon completion of that consultant's review, the Trust intends to file an amended annual report for 2003 on Form 10-K/A. Based on preliminary estimates received from the Trust's independent petroleum consultant, which are subject to further analysis and verification, it is anticipated that the Trust's amended annual report would reflect the following changed information:

     o The description of the Trust's underlying properties would be revised to change the approximate amount of proved developed reserves attributable to the Net Profits Interests (reflecting quantities of gas free of future costs and expenses based on estimated prices) to approximately 18,761 MMcf;

     o The table reflecting the Proved Gas Reserves (MMcf) of the Trust and the corresponding tables in the Reserve Report of the independent petroleum engineering consulting firm would be revised to change the amounts for Royalty NPI to approximately 11,294 MMcf, for Term NPI to approximately 7,467 MMcf and for Total to approximately 18,761 MMcf; and

     o Related and corresponding changes would be made to the tables contained in Note 7 to the Financial Statements of the Trust, titled "Supplemental Reserve Information (Unaudited)."

For more information, call: (312) 827-8567. A representative of the Trust will return your call.

     Note: The Trust makes no representations as to the correctness of the "CUSIP" numbers either as printed on the Units or as contained in this press release.

     Forward-Looking Statements

     Certain statements provided in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of such factors include, but are not limited to, the following: changes in gas prices, gas production levels, general economic conditions, competitive conditions, and government legislation and regulations, including changes in tax rates. Readers are cautioned to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made, and the Trust undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Any or all of the forward-looking statements that are made in Form 10-K or any other public statements issued on behalf of the Trust may turn out to be wrong. It is important to remember that other factors besides those listed above could also adversely affect the Trust, its operating results or financial condition.